Goodyear to Acquire Cooper Tire Exhibit 99.2

Legends

Legends (continued)

Today’s Presenters

Creating a Stronger U.S.-Based Leader in the Global Tire Industry

Pro Forma Company Highlights

Cooper Tire Business Overview

Transaction Summary

Combination Strengthens Leadership in Global Tire Industry

Creating a Stronger U.S.-Based Leader with a Growing Presence in China

Combines Two Portfolios of Complementary Brands

Combined Manufacturing Footprint

Opportunities to Streamline Distribution Network

Increases Scale to Support Investments in New Mobility and Fleet Solutions

Provides Significant Cost Synergies

Substantial Immediate and Longer-Term Cash Flow Benefits

Strong Pro Forma Business and Financial Profile

Compelling Transaction for Cooper Tire Stakeholders

Pro Forma Company Highlights

Use of Non-GAAP Financial Measures

Reconciliation for 2019 Operating Income and Margin

Reconciliation for 2019 Free Cash Flow

Exhibit 99.2

GOODYEAR | COOPER TIRES

Goodyear to Acquire Cooper Tire

February 22, 2021

GOODYEAR | COOPER TIRES

Forward Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally include statements regarding the potential transaction between The Goodyear Tire & Rubber Company ("Goodyear") and Cooper Tire & Rubber Company ("Cooper"), including any statements regarding the expected timetable for completing the potential transaction, the ability to complete the potential transaction, the expected benefits of the potential transaction (including anticipated annual run-rate operating and other cost synergies and anticipated accretion to return on capital employed, free cash flow, and earnings per share), projected financial information, future opportunities, and any other statements regarding Goodyear's and Cooper's future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. These statements are often, but not always, made through the use of words or phrases such as "anticipates," "expects," "intends," "plans," "targets," "forecasts," "projects," "believes," "seeks," "schedules," "estimates," "positions," "pursues," "may," "could," "should," "will," "budgets," "outlook," "trends," "guidance," "focus," "on schedule," "on track," "is slated," "goals," "objectives," "strategies," "opportunities," "poised," "potential" and similar expressions. All such forward-looking statements are based on current expectations of Goodyear's and Cooper's management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Key factors that could cause actual results to differ materially from those projected in the forward-looking statements include the ability to obtain the requisite Cooper stockholder approval; uncertainties as to the timing to consummate the potential transaction; the risk that a condition to closing the potential transaction may not be satisfied; the risk that regulatory approvals are not obtained or are obtained subject to conditions that are not anticipated by the parties; the effects of disruption to Goodyear's or Cooper's respective businesses; the effect of this communication on Goodyear's or Cooper's stock prices; the effects of industry, market, economic, political or regulatory conditions outside of Goodyear's or Cooper's control; transaction costs; Goodyear's ability to achieve the benefits from the proposed transaction, including the anticipated annual run-rate operating and other cost synergies and accretion to return on capital employed, free cash flow, and earnings per share; Goodyear's ability to promptly, efficiently and effectively integrate acquired operations into its own operations; unknown liabilities; and the diversion of management time on transaction-related issues. Other important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth under the heading "Risk Factors" on the companies' Annual Reports on Form 10-K and in subsequent filings with the U.S. Securities and Exchange Commission. Other unpredictable or unknown factors not discussed in this communication could also have material adverse effects on forward-looking statements. Goodyear assumes no obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the potential transaction, Goodyear expects to file a registration statement on Form S-4 with the Securities and Exchange Commission ("SEC") containing a preliminary prospectus of Goodyear that also constitutes a preliminary proxy statement of Cooper. After the registration statement is declared effective, Cooper will mail a definitive proxy statement/prospectus to stockholders of Cooper. This communication is not a substitute for the proxy statement/prospectus or registration statement or for any other document that Goodyear or Cooper may file with the SEC and send to Cooper's stockholders in connection with the potential transaction. INVESTORS AND SECURITY HOLDERS OF GOODYEAR AND COOPER ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus (when available) and other documents filed with the SEC by Goodyear or Cooper through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Goodyear will be available free of charge on Goodyear's website at corporate.goodyear.com/en-US/investors.html and copies of the documents filed with the SEC by Cooper will be available free of charge on Cooper's website at http://investors.coopertire.com.

Participants in the Solicitation

Goodyear and Cooper and certain of their respective directors, certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the potential transaction under the rules of the SEC. Information about the directors and executive officers of Goodyear is set forth in its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 9, 2021, and its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on March 6, 2020. Information about the directors and executive officers of Cooper is set forth in its Annual Report on Form 10-K for the year ended December 31, 2020, which is expected to be filed with the SEC on or around February 22, 2021, and its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on March 26, 2020. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the potential transaction will be included in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Today's Presenters







Richard Kramer
Chairman, Chief Executive Officer & President

Darren Wells
Executive Vice President & Chief Financial Officer

Brad Hughes
Chief Executive Officer & President

Creating a Stronger U.S.-Based Leader in the Global Tire Industry

Strengthens Leadership Position in Global Tire Industry

Combines Two Complementary Brand Portfolios with a Comprehensive Offering Across the Value Spectrum

Opportunity to Create Additional Value from Manufacturing and Distribution

Increases Scale to Support Investments in New Mobility and Fleet Solutions

Provides Significant, Immediate and Long-Term Financial Benefits

Pro Forma Company Highlights

$17.5 Billion	$1.0 Billion	~5.7%	$525 Million
Revenue	Operating Income[1]	Operating Income[1] Margin	Free Cash Flow[2]
~200 Million	**~72 Thousand**	**50+**	**200+ Years**
Unit Volume	Employees	Manufacturing Facilities	Combined Experience In Tire Industry

Enhanced Business Profile Driving Sustainable Long-Term Value Creation

Note: Financials and key metrics reflect pro forma 2019 reported results, excluding potential synergies.
1 See Operating Income and Margin reconciliation in Appendix on page 22.
2 See Free Cash Flow reconciliation in Appendix on page 23.

Cooper Tire Business Overview

Business Overview

- Leading tire company combining strong positions in the U.S. aftermarket and attractive growing global markets in Asia and Latin America
- 100+ years of industry experience and long-standing relationships with key retailers
- 5th largest tire manufacturer in North America; 13th worldwide
- $2.8 billion in revenue
- Headquartered in Findlay, OH; ~10,000 employees worldwide[1]

Brand Portfolio

Leading Brands in SUV and Pickup Trucks

End Market Breakdown

Sales


11%
7%
82%
Americas
Europe
Asia


12%
88%
TBR/Other
Total Light Vehicle

Note: Based on 2019 actual results.
1 Employee count as of time of announcement.

Transaction Summary

GOODYEAR | COOPER TIRES

Transaction Terms	• $41.75 in cash and 0.907x Goodyear shares per Cooper share
	  • Implied purchase price of $54.36 per Cooper share
	  • Premium of 24% to Cooper's closing share price on February 19, 2021
	• Total enterprise value of $2.5 billion
	• Upon closing, Goodyear shareholders and Cooper shareholders to own ~84% and ~16% of the combined entity, respectively

Financial Benefits	• $165 million in run-rate cost synergies within two years after close • Accelerated utilization of Goodyear's tax attributes with net present value of ~$450 million • Expected one-time working capital savings of ~$250 million • Immediately accretive to earnings in first full year post-close and enhances business and credit profile • Additional opportunities for incremental sales growth and optimization of manufacturing footprints
Financing	• Committed bridge financing facility in place; cash portion of consideration to be funded through cash on balance sheet and debt • Targeting net leverage below ~3x within 2 years of transaction close
Timing & Closing Conditions	• Unanimously approved by the Board of Directors of both companies • Expect to close in the second half of 2021 • Subject to customary closing conditions and regulatory approvals, including approval by Cooper shareholders

Combination Strengthens Leadership in Global Tire Industry

GOODYEAR | COOPER TIRES

Global Tire Peers by Revenue



Pro Forma Combined Company
➢ #3 Global Revenues
...with Goodyear brand #1 in the U.S.
Pro Forma Combined
GOODYEAR
COOPER TIRES

U.S. Leader with Strong Global Presence

Note: Tire peers based on 2019 global revenue.

Creating a Stronger U.S.-Based Leader with a Growing Presence in China

Pro Forma U.S. Consumer Volume (Units)



Consumer Replacement[1]
64 million
Consumer OE
10 million

Pro Forma China Consumer Volume (Units)



Consumer Replacement
5 million
Consumer OE
9 million

~18%
U.S. Consumer Tire Volume % Global Total

~3%
'20 – '24 U.S. Consumer Tire Volume CAGR

~17%
China Consumer Tire Volume % Global Total

~6%
'20 – '24 China Consumer Tire Volume CAGR

Stronger Position in Two of The Largest Tire Markets Globally

Note: Industry sales volume per LMC estimates. Reflects 2019 actual statistics unless specified otherwise.
1 Including private label.

Combines Two Portfolios of Complementary Brands

Goodyear Brands		Cooper Tire Brands
Goodyear, Dunlop, Kelly Tires, Fulda, Sava, Debica	Passenger/ Light Truck	Cooper Tires, Mastercraft Tires, Starfire Tires
Goodyear	Specialty	Dick Cepek Tires & Wheels, Avon Tyres, Mickey Thompson M/T Tires & Wheels
Goodyear, Kelly Tires	Truck and Bus Radial	Cooper Tires, Roadmaster Tires

More Products and Choices Across the Entire Value Spectrum

Combined Manufacturing Footprint

GOODYEAR | COOPER TIRES

Global Tire Manufacturing Footprint – Consumer and Commercial

Consumer

GOODYEAR	23 Plants
COOPER TIRES	6 Plants

Commercial

GOODYEAR	14 Plants
COOPER TIRES JV:	2 Plants



COOPER TIRES
COOPER TIRES JV
GOODYEAR

Increased Capital and Operating Efficiency from Combined Footprint, Utilizing Network to Increase Supply of High Value Tires

Note: Total Goodyear tire plants of 30; several producing both consumer and commercial tires.

Opportunities to Streamline Distribution Network



TIRE & SERVICE NETWORK
GOODYEAR
FREE Brake Inspection
GOODYEAR
FIND A TIRE SHOP
LOCATE TIRES & SERVICES NEAR YOU

Additional growth opportunities from the addition of Cooper brands to Goodyear's global network

- Creates broader distribution for Cooper's replacement tires through Goodyear-branded retail stores

- Enhances product offerings for Goodyear's aligned distributor network

Addition of Cooper Tire Brands to Goodyear's Extensive Retail and Aligned Distribution Network

Increases Scale to Support Investments in New Mobility and Fleet Solutions



- **Leverage Goodyear's leading technology position across combined portfolio**
- **Industry-Leading Products**
  - ✓ Premium OE / replacement tires and retreads
- **Innovative Technology & Solutions**
  - ✓ Real-time, data-driven information and connected tools and systems to maximize uptime
  - ✓ Reducing cost of ownership
- **Advantaged Network**
  - ✓ Goodyear Commercial Tire & Service Network provides complete geographic coverage (2,300 locations in U.S. and Canada)
  - ✓ Expanded retread footprint
  - ✓ Consistent experience, pricing and billing

Combined Company Better-Positioned in the Evolving Industry Landscape

Provides Significant Cost Synergies

GOODYEAR | COOPER TIRES

$165 Million Run-Rate Within 2-Years of Closing



Logistics & Distribution
Procurement
R&D
SAG

Core Cost Synergies

Estimated Cost to Achieve Synergies ~ $150 – $175 million

Core SAG, R&D, Procurement and Logistics Savings

- Rationalize duplicative SAG, corporate and R&D spend
- Warehouse consolidation and freight optimization

Complementary Portfolio & Distribution Opportunity

- Opportunity to leverage TireHub distribution network
- Highly complementary portfolios & positioning

PLUS Incremental Sales Opportunities

Significant, Identifiable Cost Synergies with Incremental Sales Growth Opportunities

Substantial Immediate and Longer-Term Cash Flow Benefits

GOODYEAR | COOPER TIRES

~$250 Million

Working Capital Savings

- Estimated one-time working capital savings of ~$250 million from improvement in cash conversion cycle

$450+ Million

Tax Savings

- Accelerated utilization of available Goodyear tax attributes with estimated net present value of $450 million or more

Working Capital Improvement and Ability to Leverage Goodyear's Tax Position Expected to Significantly Enhance Combined Company Cash Flow Profile

Strong Pro Forma Business and Financial Profile

GOODYEAR | COOPER TIRES

	GOODYEAR	COOPER TIRES	Pro Forma
Units	~160m	~40m	~200m
Revenue	$14.7bn	$2.8bn	$17.5bn
Operating Margin[1]	5.6%	6.7%	5.7% (6.7% w/ Synergies[3])
Free Cash Flow[2]	$437m	$88m	$525m ($690m w/ Synergies[3])

Pro Forma Sales


14%
58%
28%
Americas
Europe
Asia

Pro Forma Units


20%
80%
Replacement
OE

Note: Based on 2019 actual results.
1 See Operating Income and Margin reconciliation in Appendix on page 22.
2 See Free Cash Flow reconciliation in Appendix on page 23.
3 Includes run-rate synergies of $165 million; Not tax-effected for free cash flow calculation.

Compelling Transaction for Cooper Tire Stakeholders

GOODYEAR | COOPER TIRES

- ✓ Immediate value creation for Cooper Tire's shareholders, as well as ability to benefit from future upside and synergies realization in the combined company
- ✓ Enhanced scale strengthens best-in-class services to customers
- ✓ Combined company better-positioned in the evolving industry landscape
- ✓ Shared commitment to integrity, quality, agility and teamwork

Pro Forma Company Highlights

$17.5 Billion	**$1.0 Billion**	**~5.7%**	**$525 Million**
Revenue	Operating Income[1]	Operating Income[1] Margin	Free Cash Flow[2]
~200 Million	**~72 Thousand**	**50+**	**200+ Years**
Unit Volume	Employees	Manufacturing Facilities	Combined Experience In Tire Industry

Enhanced Business Profile Driving Sustainable Long-Term Value Creation

Note: Financials and key metrics reflect pro forma 2019 reported results, excluding potential synergies.

1 See Operating Income and Margin reconciliation in Appendix on page 22.

2 See Free Cash Flow reconciliation in Appendix on page 23.

Appendix

Use of Non-GAAP Financial Measures

This presentation contains historical, pro forma non-GAAP financial measures, including Operating Income and Margin and Free Cash Flow, which are not financial measures defined by U.S. GAAP, and should not be construed as alternatives to corresponding financial measures presented in accordance with U.S. GAAP.

Operating Income is Net Sales minus Cost of Goods Sold and Selling, Administrative and General Expense, excluding Rationalizations/Restructuring Expense. Operating Margin is Operating Income divided by Net Sales as determined in accordance with U.S. GAAP. Management believes that Operating Income and Margin are useful because they represent the income generated by the combined enterprise's ongoing operations. The most directly comparable U.S. GAAP financial measures to Operating Income and Margin are Income (Loss) Before Income Taxes and Return on Net Sales (which is calculated by dividing Company Net Income (Loss) by Net Sales).

Free Cash Flow is Cash Flows from Operating Activities as determined in accordance with U.S. GAAP, less capital expenditures. Management believes that Free Cash Flow is useful because it represents the cash generating capability of the combined enterprise's ongoing operations, after taking into consideration capital expenditures necessary to maintain its business and pursue growth opportunities. The most directly comparable U.S. GAAP financial measure is Cash Flows from Operating Activities.

It should be noted that other companies may calculate similarly-titled non-GAAP financial measures differently and, as a result, the measures presented herein may not be comparable to such similarly-titled measures reported by other companies.

Reconciliation for 2019 Operating Income and Margin

Terms: US$ millions

	Goodyear	Cooper	Total
Net Sales	$14,745	$2,753	$17,498
Cost of Goods Sold	11,602	2,319	13,921
Selling, Administrative and General Expense	2,323	250	2,573
Operating Income (Non-GAAP)	**820**	**183**	**1,003**
Rationalization / Restructuring Expense	205	9	214
Interest Expense	340	31	371
Other Expense[1]	98	34	132
Income before Income taxes (GAAP)	**177**	**110**	**287**
United States and Foreign Tax Expense	474	11	485
Minority Interest	14	2	16
Company Net Income (Loss) (GAAP)	**($311)**	**$96**	**($215)**
Return on Sales (As Reported)	-2.1%	3.5%	-1.2%
Operating Margin (Non-GAAP)	5.6%	6.7%	5.7%

1 Cooper's other expense includes $42 million of other pension and post retirement benefit expense, $9 million of interest income and $1 million of other non-operating expense.

Reconciliation for 2019 Free Cash Flow

Terms: US$ millions

	Goodyear	Cooper	Total
Cash Flows from Operating Activities (GAAP)	$1,207	$291	$1,498
Capital Expenditures	(770)	(203)	(973)
Free Cash Flow (Non-GAAP)	**$437**	**$88**	**$525**
Cash Flows from Investing Activities (GAAP)	($800)	($252)	($1,052)
Cash Flows from Financing Activities (GAAP)	($307)	($5)	($312)


GOODYEAR
COOPER
TIRES